Exhibit 99.1

Bowman Consulting Group Announces First Quarter 2021 Financial Results

RESTON, Va.--(BUSINESS WIRE)--June 10, 2021--Bowman Consulting Group Ltd. (Nasdaq: BWMN) (“Bowman” or the “Company”), a national engineering services firm supporting owners and developers of the built environment, today announced financial results for the quarter ended March 31, 2021 which included year-over-year increases of 11% in gross revenue and 157% in adjusted EBITDA.

“The first quarter was our final quarter as a private company and it was clearly a busy period for us,” said Gary Bowman, Chairman and CEO of Bowman. “We booked over $36 million of new work while generating just under $32 million of gross revenue. In January we closed on the KTA acquisition and we have already integrated operations and started cross selling services. We strengthened our leadership with people who bring significant industry experience and extensive client relationships. At the same time, our team worked tirelessly on our $53 million IPO which closed in May. So far, the second quarter has been in line with our expectations for new bookings and gross contract revenue. I am very proud of our accomplishments and look forward to delivering growth and value to shareholders.”

Financial Highlights of First Quarter 2021:

  Gross revenue increased 11% to $31.8 million
  Net service billing increased 17% to $28.9 million 1
  Net income increased 130% to $1.0 million
  Adjusted EBITDA increased 157% to $4.1 million 1
  Adjusted EBITDA margin, net increased 120% to 14.2% 1
  Acquisitions contributed $1.9 million or 6% of gross revenue
  Backlog increased by $3 million to $116 million 1

Other Reported Business Highlights:

  Closed on KTA Group acquisition and commenced cross-selling initiatives
  Hired Michael Ginsberg to launch national energy transition services practice
  Added impactful senior operations and business development leadership
  Hired Tim Vaughn to lead and accelerate M&A efforts

_____________________________

1 Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations

Q1 2021 Earnings Webcast

Bowman will host an earnings webcast to discuss first quarter 2021 financial results:

Date:	June 11, 2021
Time:	9:00 a.m. Eastern Time
Hosts:	Gary Bowman, Chairman and CEO and Bruce Labovitz, Chief Financial Officer
Where:	http://investors.bowman.com

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is an established professional services firm delivering innovative engineering solutions to customers who own, develop, and maintain the built environment. With over 750 employees in more than 30 offices throughout the United States, Bowman provides a variety of planning, engineering, construction management, commissioning, environmental consulting, geomatics, survey, land procurement and other technical services to customers operating in a diverse set of regulated end markets. On May 11, 2021, Bowman completed its $53.3 million initial public offering and began trading on the Nasdaq under the symbol BWMN. For more information, visit bowman.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the "safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. These risks and uncertainties are detailed in the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form 424B4 dated May 6, 2021, which is available on the SEC's website at sec.gov. Such risks and uncertainties may be amplified by the COVID-19 pandemic and its potential impact on our business and the global economy. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, as described below, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.

BOWMAN CONSULTING GROUP LTD. CONDENSED CONSOLIDATED INCOME STATEMENTS (Unaudited)

	For the Three Months Ended March 31,
(in thousands except share data)	2021	2020
Gross Contract Revenue	$31,802	$28,611
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	13,222	11,652
Sub-consultants and expenses	2,934	3,878
Total contract costs	16,156	15,530
Operating Expenses:
Selling, general and administrative	12,749	12,069
Depreciation and amortization	1,428	320
(Gain) loss on sale	(26)	(15)
Total operating expenses	14,151	12,374
Income from operations	1,495	707
Other (income) expense	205	(9)
Income before tax expense	1,290	716
Income tax expense	309	290
Net income	$981	$426

Earnings allocated to non-vested shares	124	14
Net income attributable to common shareholders	$857	$412

Earnings per share
Basic	$0.17	$0.07
Diluted	$0.17	$0.07
Weighted average shares outstanding:
Basic	5,083,470	5,584,321
Diluted	5,096,597	5,622,700

BOWMAN CONSULTING GROUP LTD. CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2021	December 31, 2020
(in thousands)	(unaudited)
ASSETS
Current Assets
Cash and equivalents	319	386
Accounts Receivable, net	27,699	24,183
Contract assets	7,396	7,080
Notes receivable - officers, employees, affiliates, current portion	1,116	1,182
Prepaid and other current assets	2,825	2,271
Total current assets	39,355	35,102
Non-Current Assets
Property and equipment, net	16,218	15,357
Goodwill	11,723	9,179
Notes receivable, less current portion	903	903
Notes receivable - officers, employees, affiliates, less current portion	1,289	1,297
Other intangible assets, net	1,934	1,131
Other assets	718	669
Total Assets	$72,140	$63,638
LIABILITIES AND EQUITY
Current Liabilities
Bank line of credit	6,941	3,481
Accounts payable and accrued liabilities, current portion	13,200	12,203
Contract liabilities	1,945	1,943
Notes payable, current portion	2,124	1,592
Deferred rent, current portion	654	619
Capital lease obligation, current portion	3,797	3,495
Total current liabilities	28,661	23,333
Non Current Liabilities
Other non-current obligations	1,243	1,244
Notes payable, less current portion	4,167	2,829
Deferred rent, less current portion	4,148	4,278
Capital lease obligation, less current portion	7,556	7,503
Deferred tax liability, net	6,581	6,472
Common shares subject to repurchase	1,401	842
Total liabilities	$53,757	$46,501
Shareholders' Equity
Common stock	2	2
Additional paid-in-capital	60,161	58,866
Treasury Stock	(17,085)	(16,022)
Stock subscription notes receivable	(576)	(609)
Accumulated deficit	(24,119)	(25,100)
Total shareholders' equity	$18,383	$17,137
TOTAL LIABILITIES AND EQUITY	$72,140	$63,638

BOWMAN CONSULTING GROUP LTD. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	For the Three Months Ended March 31,
(in thousands)	2021	2020
Cash Flows from Operating Activities:
Net Income	$981	$426
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	1,360	250
Amortization of intangible assets	68	70
Gain on sale of assets	(26)	(15)
Bad debt	92	122
Stock based compensation	1,149	(543)
Deferred taxes	109	75
Deferred rent	(95)	176
Changes in operating assets and liabilities
Accounts Receivable	(3,608)	(3,082)
Contract Assets	(100)	4,815
Prepaid expenses	(148)	831
Deposits and other assets	(21)	(16)
Accounts payable and accrued expenses	698	(1,751)
Contract Liabilities	(414)	(2,874)
Net cash provided by (used in) operating activities	45	(1,516)
Cash Flows from Investing Activities:
Purchases of property and equipment	(438)	(183)
Proceeds from sale of assets and disposal of leases	26	15
Amounts advanced under loans to shareholders	(364)	(337)
Payments received under loans to shareholders	75	57
Amounts advanced under notes receivable	-	(140)
Acquisitions of businesses, net of cash acquired	(640)	-
Collections under stock subscription notes receivable	33	47
Net cash used in investing activities	(1,308)	(541)
Cash Flows from Financing Activities:
Net repayments under revolving line of credit	3,460	456
Repayments under fixed line of credit	(179)	(49)
Borrowings under fixed line of credit	-	1,985
Repayment under notes payable	(151)	(407)
Payments on capital leases	(975)	(71)
Payment of contingent consideration from acquisitions	(1)	(17)
Payment of offering costs	(417)	-
Payments for purchase and retirement of common stock	(559)	-
Proceeds from issuance of common stock	18	15
Net cash provided by financing activities	1,196	1,912
Net decrease in cash and cash equivalents	(67)	(145)
Cash and cash equivalents, beginning of period	386	509
Cash and cash equivalents, end of period	$319	$364

BOWMAN CONSULTING GROUP LTD. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited)

(in thousands)	For the Three Months Ended March 31,
Net Service Billing	2021	2020
Gross revenue	$31,802	$28,611
Less: sub-consultants and other direct expenses	2,934	3,878
Net services billing	$28,868	$24,733
(in thousands)	For the Three Months Ended March 31,
Adjusted EBITDA and Adjusted EBITDA Margin, net	2021	2020
Net Income	$981	$426
+ interest expense	219	149
+ depreciation & Amortization	1,428	320
+ tax expense	309	290
EBITDA	$2,937	$1,185
+ non-reoccurring operating lease rent	-	947
+ non-cash stock compensation	1,149	(543)
Adjusted EBITDA	$4,086	$1,589
Adjusted EBITDA margin, net	14.2%	6.4%

(in thousands)	For the Three Months Ended March 31,
Gross Margin, gross and Gross Margin, net	2021	2020
Gross revenue	$31,802	$28,611
Less: sub-consultants and other direct expenses	2,934	3,878
Net service billing	$28,868	$24,733
Direct payroll	13,222	11,652
Gross profit (excluding depreciation and amortization)	$15,646	$13,081
Gross margin, gross	49.2%	45.7%
Gross margin, net	54.2%	52.9%

BOWMAN CONSULTING GROUP LTD. GROSS CONTRACT REVENUE COMPOSITION (Unaudited)

(dollars in millions)	For the three months ended March 31,
Consolidated Gross Revenue	2021	%GCR	2020	%GCR	Change	% of Change
Communities, Homes & Buildings	$21,037	66.2%	$16,437	57.5%	$4,600	28.0%
Transportation	4,122	13.0%	4,882	17.1%	(760)	-15.6%
Power and Utilities	5,045	15.8%	5,712	19.9%	(667)	-11.7%
Emerging Markets	1,598	5.0%	1,580	5.5%	18	1.1%
Total	$31,802	100.0%	28,611	100.0%	3,191	11.2%

For the three months ended March 31,
Organic v Acquired Revenue	2,021	%GCR	2,020	%GCR	Change	% of Change
Organic Growth	$29,879	94.0%	$28,611	100.0%	$1,268	39.7%
Acquired Growth - KTA Group	1,923	6.0%	-	0.0%	1,923	60.3%
Total	$31,802	100.0%	$28,611	100.0%	$3,191	100.0%

Contacts

Investor Relations
Bruce Labovitz
ir@bowman.com
(703) 787-3403